SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2005

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Innkeepers USA Trust (the “Company”) today announced the characterization of dividends declared in 2004 for income tax reporting purposes. A copy of the press release is furnished as Exhibit 99.1.

The Company also announced today the date and time of its earnings conference call on its fourth quarter and full year 2004 financial results. A copy of the press release is furnished as Exhibit 99.2.

Item 9.01 Financial Statement and Exhibits

(c)	Exhibits.

99.1	Press release of Innkeepers USA Trust dated February 9, 2005, announcing the characterization of dividends declared in 2004 for income tax reporting purposes.

99.2	Press release of Innkeepers USA Trust, dated February 9, 2005, announcing the date and time of its earnings conference call on its fourth quarter and full year 2004 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST
(Registrant)

Date: February 9, 2005	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Innkeepers USA Trust dated February 9, 2005, announcing the characterization of dividends declared in 2004 for income tax reporting purposes.
99.2	Press release of Innkeepers USA Trust dated February 9, 2005, announcing its earnings conference call on its fourth quarter and full year 2004 financial results.